-----------------------------------------------------------------------------------------------------------------
FORM CD-450                U.S. Department of Commerce              GRANT  X  COOPERATIVE AGREEMENT
(REV 10/98)                                                      -------------------------------------------------
                                                                 ACCOUNTING CODE
                                                                 cc:  9/4738343             Obj. Cl. 4110
                   FINANCIAL ASSISTANCE AWARD                    Req. No. 9/4733357         $666,666
-----------------------------------------------------------------------------------------------------------------
RECIPIENT NAME                                                   AWARD NUMBER
Reprogenesis, Inc.                                               70NANB9H3003
-----------------------------------------------------------------------------------------------------------------
STREET ADDRESS                                                   FEDERAL SHARE OF COST
21 Erie Street                                                   $2,000,000

-----------------------------------------------------------------------------------------------------------------
CITY, STATE, ZIP CODE                                            SHARE OF COST
Cambridge, MA 02139                                              $999,800
-----------------------------------------------------------------------------------------------------------------
AWARD PERIOD                                                     TOTAL ESTIMATED COST
November 1, 1999 - October 31, 2002                              $2,999,800
-----------------------------------------------------------------------------------------------------------------
AUTHORITY
P.L. 100-418, Section 5131 (codified at 15 USC 278n) as modified by P.L. 102-245
-----------------------------------------------------------------------------------------------------------------
CFDA NO. AND PROJECT TITLE                11.612, Advanced Technology Program (ATP), Proposal
No. 99-01-1021
Project Title:  Development of Perivascular Endothelial Cell Implants
-----------------------------------------------------------------------------------------------------------------
This Award approved by the Grants Officer is issued in triplicate and constitutes an obligation of Federal funding. By signing the three documents, the Recipient agrees to comply with the Award provisions checked below and attached. Upon acceptance by the Recipient, two signed Award documents shall be returned to the
Grants Officer and the third document shall be retained by the Recipient. If not signed and returned without modification by the Recipient within 30 days of receipt, the Grants Officer may unilaterally terminate this Award.

------------------------------------------------------------------------------------------------------------------
     X        Department of Commerce Financial Assistance Standard Terms and Conditions

-----------------------------------------------------------------------------------------------------------------
     X        Special Award Conditions

-----------------------------------------------------------------------------------------------------------------
     X        Line Item Budget

-----------------------------------------------------------------------------------------------------------------
     X        15 CFR Part 14, Uniform Administrative Requirements for Grants and Agreements with Institutions of Higher Education, Hospitals, Other Non-Profit, and Commercial Organizations

-----------------------------------------------------------------------------------------------------------------
              15 CFR Part 24, Uniform Administrative Requirements for Grants and Agreements to State and Local
              Governments
-----------------------------------------------------------------------------------------------------------------
              OMB Circular A-21, Cost Principles for Educational Institutions

-----------------------------------------------------------------------------------------------------------------
              OMB Circular A-87, Cost Principles for State, Local, and Indian Tribal Governments

-----------------------------------------------------------------------------------------------------------------
              OMB Circular A-122, Cost Principles for Nonprofit Organizations

-----------------------------------------------------------------------------------------------------------------
     X        48 CFR Part 31, Contract Cost Principles and Procedures

-----------------------------------------------------------------------------------------------------------------
              OMB Circular A-133, Audits of States, Local Governments, and Non-Profit Organizations

-----------------------------------------------------------------------------------------------------------------
     X        Others(s) General Terms and Conditions, Advanced Technology Program (ATP)(9/99); Program Specific
                        ---------------------------------------------------------------------------------------
              Audit Guidelines for ATP Cooperative Agreements with Single Companies (9/99)
              ----------------------------------------------------------------------------
              B-AE93-N-C-F-N-A-25-11000  EIN: 52-2239958           473/ R. Hunziker
-----------------------------------------------------------------------------------------------------------------
SIGNATURE OF DEPARTMENT OF COMMERCE GRANTS OFFICER                     TITLE                   DATE

Lois McDuffee /s/ Lois McDuffee                                        Grants Officer          9/30/9
-----------------------------------------------------------------------------------------------------------------
TYPED NAME AND SIGNATURE OF AUTHORIZED RECIPIENT OFFICIAL              TITLE                   DATE

William D. Romeo /s/ William D. Romeo                                  Chief Financial         10-7-99
                                                                       Officer
-----------------------------------------------------------------------------------------------------------------

                           SPECIAL AWARD CONDITIONS
                ADVANCED TECHNOLOGY PROGRAMS - SINGLE RECIPIENT
                              REPROGENESIS, INC.
                    COOPERATIVE AGREEMENT NO. 70NANB9H3003

1.   RECIPIENT ADMINISTRATOR CONTRACT

The Recipient Contract's name, title, address, and telephone number are:

(Technical)         Helen M. Nugent, Ph.D.
                    21 Erie Street
                    Cambridge, MA 02139
                    (617) 499-2928, ext. 167


(Administrative)    William D. Romeo
                    Vice President & Chief Financial
                    Officer
                    21 Erie Street
                    Cambridge, MA 02139
                    (617) 499-2928, ext. 107

2.   GRANTS OFFICER

The Grants Officer's name, address, and telephone number are:

                                 Lois McDuffee
                National Institute of Standards and Technology
             100 Bureau Drive, Bldg. 411, Rm. A143, Mail Stop 3576
                         Gaithersburg, MD 20899-3576
                                (301) 975-6359

3.   GRANTS SPECIALIST

The Grants Specialist's name, address, and telephone number are:

                               Timothy M. Lynch
                National Institute of Standards and Technology
             100 Bureau Drive, Bldg. 411, Rm. A143, Mail Stop 3576
                         Gaithersburg, MD 20899-3576
                                (301) 975-6621

4.   PROGRAM OFFICERS

a. The Technical Project Manager's name, address, and telephone number are:
                              Rosemarie Hunziker
                National Institute of Standards and Technology
             100 Bureau Drive, Bldg. 101, Rm. A225, Mail Stop 4730
                         Gaithersburg, MD 20899-4730
                                (301) 975-5324

b.  The Business Project Manager's name, address, and telephone number are:

                                 Andrew Klein
                National Institute of Standards and Technology
             100 Bureau Drive, Bldg. 101, Rm. A225, Mail Stop 4730
                         Gaithersburg, MD 20899-4730
                                (301) 975-4292

5.   PROJECT DESCRIPTION

All research shall be conducted in accordance with the Recipient's proposal dated April 12, 1999, any additional documentation/revisions dated July 13, 1999, August 6, 1999, August 9, 1999, September 10, 1999, and revised budget dated August 6, 1999.

6.   FUNDING LIMITATIONS

The scope of work and budget incorporated into this award covers a THREE-year
                                                                   ----------
period (referred to as the "project period") for a total amount of $2,000,000.00
                                                                   -------------
in Federal funds. However, Federal funding available at this time is limited to $666,666.00 for the first year period from 11/01/99 through 10/31/00 (referred
 ----------                                --------         --------
to as the "budget period"). Receipt of any additional funding up to the level projected under this award is contingent upon the availability of funds from Congress, satisfactory performance, and will be at the sole discretion of the National Institute of Standards and Technology (NIST). The Recipient may not obligate, incur any expenditure, nor engage in any commitments which involve any amount in excess of the Federal amount presently available. No legal liability exists or will result on the part of the Federal Government for payment of any portion of the remaining funds, which have not been made available under the award. If additional funds are not made available, any expenses incurred related to closeout activities must be funded from the amount already made available under this award. The notice of availability or non-availability of additional funding for the SECOND and THIRD
                                                               ------     -----
years will be made in writing by the Grants Officer. Only the Grants Officer is
                              ------                          --------------
authorized to obligate funds. The Recipient should rely upon no other verbal or written notice.

Anticipated Future Funding:

Year 2:  $666,667 (From 11/01/00 to 10/31/01)
Year 3:  $666,667 (From 11/01/01 to 10/31/02)

7.   COST SHARE

For the first year period, the cost sharing ratio (direct costs only) applicable
                                                   -----------------
to this award is the Recipient's contribution of 39.56% ($436,334) and NIST's contribution of 60.44% (666,666).

8.   RESTRICTION ON VERTEBRATE ANIMALS

Based upon materials submitted to and reviewed by NIST Grants Officer, NIST has determined that the Recipient complies, as applicable, with the Animal Welfare Act as amended, implementing regulations (7 USC 2131 et seq., 9 CFR parts 1, 2 and 3), and other federal statutes and regulations relating to vertebrate animals. Therefore, the research involving vertebrate animals is approved for


Facility 1:         Brockton/West Roxbury VA
                    Medical Center, MA - (Pigs)
Facility 2:         Pine Acres Research Facility - (Pigs)
                    (Housing Facility)

which are the only Facilities authorized to conduct research involving vertebrate animals under this award.

In order to continue research involving vertebrate animals, the Recipient must maintain the following valid, current approvals, and certifications.

Facility 1: Brockton/West Roxbury VA Medical Center, MA - (Pigs)

AWA #A3992-01
Expiration Date 6/30/03
                -------

Protocol # AP443 "Vascular Biology of Stent Implantation and Injury to Vein
           -----
Grafts in Swine" Expiration date 03/01/00
                                 --------

Facility 2: Pine Acres Research Facility - (Pigs)
            (Housing Facility)

USDA #14-R-0004
      ---------
Expiration date 02/20/02
                --------

The Recipient shall provide documentation in evidence of the renewal of all approvals and certifications no later than thirty (30) calendar days prior to expiration date shown above. Failure to maintain current approval and certification will be considered material non-compliance with the terms and conditions of this award and may result in immediate suspension and/or termination.

The Recipient shall immediately inform the ATP Project Manager and NIST Grants Officer in writing of any proposed deviations from the procedures involving vertebrate animals approved by NIST during the project period, and submit documentation evidencing approval of the revised animal study proposal by the IACUC for NIST review.

9.   HUMAN SUBJECT EXEMPTIONS

Based upon review of the proposal and documentation dated April 12, 1999, July
                                                          ------          ----
13, 1999, August 6, 1999, August 9, 1999, and September 10, 1999, NIST has
          ------          ------              ---------
concluded that the involvement of human subjects in research identified meets the criteria to qualify for an exemption under 15 CFR Part 27.101(b)(4), Protection of Human Subjects, which states:

"Research, involving the collection or study of existing data, documents,
-------------------------------------------------------------------------
records, pathological specimens, or diagnostic specimens, if these sources are
------------------------------------------------------------------------------
publicly available or if the information is recorded by the investigator in such
--------------------------------------------------------------------------------
a manner that subjects cannot be identified, directly or through identifiers
----------------------------------------------------------------------------
linked to the subjects."
------------------------

This exemption applies exclusively to the use of endothelial cells obtained from
                                                 -----------------
Clonetics as referenced in the correspondence dated July 20, 1999 and August 9,
                                                    ----              ------
1999.

No other involvement of human subjects in research is authorized by NIST within this project.

If the conditions upon which this exemption are based change in any way, the Recipient must notify the Grants Office immediately in writing and obtain prior written approval from the Grants Officer before proceeding with any further research involving human subjects. Failure to meet the above requirements prior to the conduct of activities involving human subject research shall be considered material non-compliance with the terms of the award. The Grants Officer may take appropriate action under Article L.01 of the Department of Commerce Financial Assistance Standard Terms and Conditions dated 10/98, including termination of the award.

By accepting this award, the Recipient certifies to the accuracy of the documentation cited above.

10.  DEFERRAL OF HUMAN SUBJECT CERTIFICATION

Based upon review of the proposal and documentation dated April 12, 1999, July
                                                          -----           ----
13, 1999, August 6, 1999, August 9, 1999, and September 10, 1999, NIST has
          ------          ------              ---------
concluded that the iproposed safety/feasibility study in male and female patients scheduled for peripheral bypass grafting to be conducted in Years 2-3 meets the criteria to qualify for a deferred review. This award is made in accordance with 15 CFR Part 27.118, which permits research that does not involve human subjects to proceed even though human subjects may be involved at a later stage during the project period. In accordance with 9/99 ATP General Terms and Condition #19, the Recipient must submit the following documentation prior to
                                                                     --------
the SECOND YEAR (November 1, 2000) of the project and prior to any research that
----------------------------------
may involve human subjects, to the NIST Grants Officer for review and approval:

a) Documentation establishing approval of the project by an Institutional Review Board qualified under 15 CFR Part 27.103, OR

b)   Documentation to support an exemption for the project from 15 CFR Part
     27.101.

The documentation requirements are outlined in the ATP Proposal Preparation Kit, November 1998, on pages 9-11. No involvement of human subjects in research may be undertaken/conducted, or costs involving human subjects research incurred/charged to the project, under the NIST Grants Officer's approval of the above documentation is obtained in writing.

Failure to meet the above requirements prior to the conduct of activities involving human subject research shall be considered material non-compliance with the terms of the award. The Grants Officer may take appropriate action under Article L.01 of the Department of Commerce Financial Assistance Standard Terms and Conditions dated 10/98, including termination of the award.

11.  TECHNICAL STAFFING REQUIREMENT

Within 30 days from the date of execution of this cooperative agreement, the Recipient must hire a consultant or technical personnel with expertise in cellular immunology. Failure to satisfy this requirement shall be considered material non-compliance with the terms of this award and may result in suspension of the award in accordance with Section L.01 of the Department of Commerce Financial Assistance Standard Terms and Conditions dated 10/98.

ESTIMATED MULTI-YEAR BUDGET - SINGLE COMPANY

------------------------------------------------------------------------------------------------------------
Object Class Category                           Year 1             Year 2            Year 3           Total
------------------------------------------------------------------------------------------------------------
a.    Technical Personnel                       289,000           289,000           289,000          867,000
      Salaries/Wages
------------------------------------------------------------------------------------------------------------
b.    Tech-Fringe Benefits (20%)                 57,800            57,800            57,800          173,400
------------------------------------------------------------------------------------------------------------
c.    Administrative Personnel                   10,500            10,500            10,500           31,500
      Salaries/Wages
------------------------------------------------------------------------------------------------------------
d.    Admin-Fringe Benefits (20%)                 2,100             2,100             2,100            6,300
------------------------------------------------------------------------------------------------------------
e.    Travel                                     24,000            34,000            34,000           92,000
------------------------------------------------------------------------------------------------------------
f.    Equipment                                  42,000            31,000                 0           73,000
------------------------------------------------------------------------------------------------------------
g.    Materials/Supplies                        406,400           282,600           135,000          824,000
------------------------------------------------------------------------------------------------------------
h.    Audit costs                                 5,000                 0             5,000           10,000
------------------------------------------------------------------------------------------------------------
i.    Subcontracts                              246,200           246,200           246,200          738,600
------------------------------------------------------------------------------------------------------------
j.    Other                                      20,000            82,000            82,000          184,000
------------------------------------------------------------------------------------------------------------
k.    Total Direct Costs (a to j)             1,103,000         1,035,200           861,600        2,999,800
------------------------------------------------------------------------------------------------------------
l.    Total Direct Costs Requested              666,666           666,667           666,667        2,000,000
      From ATP
------------------------------------------------------------------------------------------------------------
m.    Total Direct Costs Shared by              436,334           368,533           194,933          999,800
      Proposer
------------------------------------------------------------------------------------------------------------
n.    Total Indirect Costs Absorbed by           17,970            17,970            17,970           53,910
      Proposer
------------------------------------------------------------------------------------------------------------
o.    Total Costs (k+n)                       1,120,970         1,053,170           879,570        3,053,710
------------------------------------------------------------------------------------------------------------
      Sources of Funds
------------------------------------------------------------------------------------------------------------
a.    ATP (line 1)                              666,666           666,667           666,667        2,000,000
------------------------------------------------------------------------------------------------------------
b.    Reprogenesis (lines m+n)                  454,304           386,503           212,903        1,053,710
------------------------------------------------------------------------------------------------------------
c.                                                                                                         0
------------------------------------------------------------------------------------------------------------
d.                                                                                                         0
------------------------------------------------------------------------------------------------------------
e.    Total Sources of Funds (line o)         1,120,970         1,053,170           879,570        3,053,710
------------------------------------------------------------------------------------------------------------
Tasks
------------------------------------------------------------------------------------------------------------
a.    SVG Animal Testing                        486,278           255,996                 0          742,274
------------------------------------------------------------------------------------------------------------
b.    Device Animal Testing                           0           395,180           131,142          526,322
------------------------------------------------------------------------------------------------------------
c.    Cell Line Selection                       221,899                 0                 0          221,899
------------------------------------------------------------------------------------------------------------
d.    Technology Transfer (R&D to Mfg.)          19,991            60,262                 0           80,253
------------------------------------------------------------------------------------------------------------
e.    Packaging and Transportation System       113,948            50,846           106,951          271,745
------------------------------------------------------------------------------------------------------------
f.    Evaluation of Alternative Matrices        137,938            97,925                 0          235,863
------------------------------------------------------------------------------------------------------------
g.    Device Development                         77,965            75,327            70,696          223,988
------------------------------------------------------------------------------------------------------------
h.    SVG Clinical Trial                         19,991            80,832           242,905          343,728
------------------------------------------------------------------------------------------------------------
i.    Device Clinical Trial                      19,991            18,832           304,905          343,728
------------------------------------------------------------------------------------------------------------
j.    Indirect costs (absorbed by proposer)      17,970            17,970            17,970           53,910
------------------------------------------------------------------------------------------------------------
k.    Audit costs                                 5,000                 0             5,000           10,000
------------------------------------------------------------------------------------------------------------
l.    Total Costs of All Tasks (same as o)    1,120,970         1,053,170           879,570        3,053,710
------------------------------------------------------------------------------------------------------------